                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                         Class B Computational Materials

     ----------------------------------------------------------------------

                            $40,000,000 (APPROXIMATE)
                                  CONTIMORTGAGE
               HOME EQUITY LOAN TRUST 1999-3, CLASS B CERTIFICATES
                                 HOME EQUITY ABS

     ----------------------------------------------------------------------

                       CUMPUTATIONAL MATERIALS FOR CLASS B






















--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                     Revised Class B Computational Materials 99-3

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                         Class B Computational Materials

-----------------------------------------------------------------------------------------------------------------------------------
             CLASS SIZE                       EXPECTED RATINGS         AVERAGE      FINAL SCHEDULED         PAYMENT
    CLASS      ($ MM)      TRANCHE TYPE     (MOODY'S/ S&P/FITCH)     LIFE (1,2 )      PAYMENT DATE       WINDOW (1,2)     DAY COUNT
-----------------------------------------------------------------------------------------------------------------------------------
  B(2) (3)     $40.000   Fixed Subordinate   Baa3 / BBB- / BBB     4.93 years/CALL      12/25/29     07/02-09/06 / 51 mo.   30/360
    TOTAL      $40.000
-----------------------------------------------------------------------------------------------------------------------------------

(1) See "Pricing Prepayment Speed" below.

(2) The Certificates are priced to call. The coupon on the Class B Certificates will increase by 0.50% after the clean up call date.

(3) See "Available Funds Cap" on page 2.

--------------------------------------------------------------------------------
OTHER CERTIFICATES: The Class A Certificates of $760,000,000 are being offered to the public. The class sizes are as follows:

         A-1                    209,100,000        Fixed Sequential
         A-2                    126,300,000        Fixed Sequential
         A-3                     72,700,000        Fixed Sequential
         A-4                     41,500,000        Fixed Sequential
         A-5                     40,900,000        Fixed Sequential
         A-6                     72,700,000        Fixed Sequential
         A-7                     44,800,000        Fixed NAS
         A-8                    152,000,000        ARM Floater
         A-9IO         (See Schedule Below)        Fixed Rate Structured IO
--------------------------------------------------------------------------------

SELLERS:                     ContiMortgage Corporation and ContiWest Corporation

MASTER SERVICER:             Norwest Bank of Minnesota, National Association.
                             See "Servicing Arrangement" on page 2 for more detail.

SERVICER:                    ContiMortgage Corporation. See "Servicing
                             Arrangement" on page 2 for more detail.

TRUSTEE:                     Manufacturers and Traders Trust Company

PLACEMENT AGENTS:            CREDIT SUISSE FIRST BOSTON, Bear Stearns, Greenwich
                             Capital Markets, Merrill Lynch, Morgan Stanley Dean
                             Witter

STRUCTURE:                   o    The Class A-1 through A-6 Certificates will be
                                  fixed rate sequential pay Certificates.

                             o The Class A-7 Certificates will be fixed rate non-accelerating senior Certificates which will receive principal based upon a scheduled lockout percentage.

                             o The Class A-8 Certificates will be floating rate certificates.

                             o All of the Class A Certificates will be rated triple-A, based upon a Certificate guaranty insurance policy from Ambac.

                             o The Class B Certificates will be fixed-rate, subordinate certificates. The Class B Certificates will provide credit support to the triple-A fixed and floating rate Certificates.

COLLATERAL:                  There will be two collateral groups. Group I
                             ($640.0 MM) will consist solely of fixed rate collateral and will support Classes A-1 through A-7 and Class A-9 IO. Group II ($160.0 MM) will consist mainly of hybrid ARM collateral and will support
                             Class A-8. Both groups will support class B.

PRICING PREPAYMENT SPEED:    Fixed Rate Collateral
                             ---------------------
                             130% of the prepayment assumption (the "FRM PPC") will be applied to the Fixed Rate Collateral for pricing purposes. 100% PPC for the Fixed Rate
                             Collateral describes prepayments starting at 4.0%
                             CPR in month 1, increasing by 1.4545% CPR per month to 20% CPR in month 12, and remaining at 20% CPR thereafter.

                             Adjustable Rate Collateral
                             --------------------------
                             100% of the prepayment assumption (the "ARM PPC") will be applied to the Adjustable Rate Collateral for pricing purposes. 100% PPC for the Adjustable Rate Collateral describes prepayments starting at 4.0% CPR in month 1, increasing by 1.8235% CPR per month to 35% CPR in month 18, and remaining at 35% CPR thereafter.

1
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                     Revised Class B Computational Materials 99-3

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                         Class B Computational Materials

CUT-OFF DATE                 Close of Business May 31, 1999.

EXPECTED PRICING DATE:       June 10, 1999.

EXPECTED SETTLEMENT:         June 17, 1999 through DTC, Euroclear or CEDEL.

ACCRUED INTEREST:            The Class B certificates will settle with 16 days
                             of accrued interest.

DISTRIBUTION DATES:          The 25th of each month, beginning July, 1999.

OPTIONAL CALL:               10% Clean-up call (10% of original aggregate Group
                             I and Group II loan balances).

STEP-UP COUPON:              The Pass-Through Rate for the Class A-6, Class A-7,
                             and Class B Certificates will increase by 0.50% for any Payment Date after the Clean-Up Call Date.

                             The Pass-Through Rate for the Class A-8
                             Certificates will equal (i) for any Payment Date prior to the Clean-Up Call Date 1 Mo. LIBOR plus [ ]% per annum, and (ii) for any Payment Date thereafter, 1 Mo. LIBOR plus 2X [ ]% per annum, subject to the Group II Available Funds Cap.

AVAILABLE FUNDS CAP:         Group I Available Funds Cap
                             ---------------------------
                             The Class A-5, Class A-6, and Class A-7
                             Certificates will be subject to an available funds cap equal to the weighted average coupon rate of the aggregate Group I Loans less the sum of: (a) an amount, expressed as an annual percentage rate across the Group I pool balance, equal to the sum of the Servicing Fee, the Trustee Fee, the Certificate Insurer Fee, in each case due with respect to the related period and (b) for the first
                             30 Payment Dates only, the product of (i) 6.00% per annum and (ii) the Class A-9 IO Notional Principal
                             Amount divided by the aggregate Group I pool balance.

                             Group II Available Funds Cap
                             ----------------------------
                             The Class A-8 Certificates will be subject to an available funds cap equal to the weighted average coupon rate of the Adjustable Rate Home Equity Loans less the sum of: (a) an amount, expressed as an annual percentage rate across the aggregate Adjustable Rate Collateral pool balance, equal to the sum of the Servicing Fee, the Trustee Fee, the Certificate Insurer Fee, in each case due with respect to the related period, and a 0.50% credit enhancement carve out.

                             Class B Available Funds Cap
                             ---------------------------
                             The Pass-Through Rate for the Class B Certificates will equal the lesser of (a) the Pass-Through Rate for such Class, and (b) the lesser of the Group I and Group II Available Funds Cap.

TAX STATUS:                  REMIC

ERISA ELIGIBILITY:           The Class B Certificates are not ERISA eligible.

SMMEA ELIGIBILITY:           The Class B Certificates are not SMMEA eligible.

CLASS A-9 IO:                The Class A-9 IO Certificates do not have a
                             Certificate Principal Balance but will accrue interest at a rate of 6.00% per annum on their Notional Amount. The "Notional Amount" of the Class
                             A-9 IO Certificates shall be the lesser of Group I aggregate outstanding loan balance and the amounts described below:

                             Months 1-3:  $185,000,000  Months 19-21: 18,500,000
                             Months 4-6:   120,000,000  Months 22-24: 17,500,000
                             Months 7-9:    60,000,000  Months 25-27: 12,500,000
                             Months 10-12:  54,000,000  Months 28-30: 10,000,000
                             Months 13-15:  22,500,000  Thereafter:  $         0
                             Months 16-18:  20,000,000

SERVICING ARRANGEMENT        Norwest Bank will be Master Servicer for a minimum
                             of one year. During this time, ContiMortgage will be the primary servicer, subject to Ambac's approval for renewal every 60 days. After the first year has expired, Norwest may be removed as Master
                             Servicer at the election of ContiMortgage, subject to Ambac and rating agencies approvals.

2
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                     Revised Class B Computational Materials 99-3

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                         Class B Computational Materials

CREDIT ENHANCEMENT FOR FIXED AND FLOATING RATE CERTIFICATES
-----------------------------------------------------------

o   CLASS B CREDIT ENHANCEMENT:

    1.   Excess cash;

    2. Overcollateralization building up to a requirement of 2.45% of the aggregate original loan balance.

(1) EXCESS CASH
---------------

Excess cash will equal the difference between the interest payments received on the aggregate home equity loans net of the Servicing Fee, Certificate Insurer Fee, Trustee Fee, and Certificate Interest.

(2) OVERCOLLATERALIZATION
-------------------------

    1. Before the Stepdown Date, overcollateralization initially builds to 2.45% of the aggregate original loan balance of the Group I and Group II Collateral (subject to performance triggers);
    2. On and after the Stepdown Date, and so long as no trigger event is in effect, the overcollateralization will step down monthly to 4.90% of the aggregate outstanding loan balance of the Group I and Group II Collateral (subject to performance trigger events);
    3. The overcollateralization step down will be subject to a floor of 0.50% of the aggregate original loan balance of Group I and Group II.

(3) SUBORDINATION
-----------------

There will be a single class of Class B Certificates in an amount equal to 5.0% of the aggregate Group I and Group II aggregate original loan balances to provide credit enhancement to all the Class A Certificates.

3
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                     Revised Class B Computational Materials 99-3

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                         Class B Computational Materials

CASHFLOW PRIORITY
-----------------
o The two Loan Groups' cashflows will be aggregated to achieve the strongest form of cross-collateralization. The overcollateralization will also be calculated for the two Loan Groups together. Available funds to be distributed to Certificateholders will consist of all interest collections (net of the Servicing, Surety and Trustee fees) together with all principal collections. The aggregate collections will be allocated first to Certificate Interest and then to Certificate Principal.

Interest
--------
    1.   Current Interest and Carry-Forward Interest to the Class A Certificates
    2.   Current Interest to the Class B Certificates

Principal
---------
From Available Funds (including monthly excess interest to build overcollateralization) remaining after payment of Certificate Interest will be allocated in the following priority if no trigger event is in effect:

    Class A Certificates
    --------------------
    1. Determine the Class A principal distribution amount for the Class A Certificates per the Class A Optimal Balance Test (as described below).
    2. Allocate the Class A principal distribution amount between the Class A-1 through Class A-7 Certificates (Fixed Rate Group) and the Class A-8 Certificates (ARM Group), based on the relative collateral balance in each Loan Group.

         A. Fixed Rate Group Class A principal distribution amount will be allocated as follows:

              (i) First to the Class A-7 Certificates, according to the following lockout percentage schedule:

                            ---------------------------------------
                                PAYMENT             LOCKOUT
                                  DATE             PERCENTAGE
                            ---------------------------------------
                                  1-36                 0%
                            ---------------------------------------
                                 37-60                45%
                            ---------------------------------------
                                 61-72                80%
                            ---------------------------------------
                                 73-84                100%
                            ---------------------------------------
                                 85-end               300%
                            ---------------------------------------

              (ii) Then sequentially to the Class A-1 through A-7 bonds until retired;

         B. The ARM Group Class A principal distribution amount will be allocated to the Class A-8 floater until retired.

4
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                     Revised Class B Computational Materials 99-3

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                         Class B Computational Materials

    Class B Certificates
    --------------------
    1. On or after the Step Down Date, or earlier, if all of the Class A Certificates have been retired, remaining principal will be allocated to the Class B Certificates per the Class B Optimal Balance Test (described below). It is not expected that the Class B Certificates will receive any principal until the Step Down Date.

TARGET CREDIT ENHANCEMENT ON OR AFTER THE STEPDOWN DATE:
--------------------------------------------------------
o Collections of principal (including monthly excess interest) on and after the stepdown date (July 2002 Payment Date), and if no trigger event is in effect, will be allocated in the following priority:

    Pay Class A bonds and Class B in accordance with enhancement targets, equal to 2 times the initial enhancement percentage for each class:

                                                               Target Credit
                                        Targeted% of Pool       Enhancement
                                        ------------------       -----------
         Class A                              85.10%                14.90%
         Class B                              10.00%                 4.90%
         Overcollateralization                 4.90%
                                             -------
                                             100.00%

CLASS A OPTIMAL BALANCE TEST (TO DETERMINE TRIPLE A PRINCIPAL DISTRIBUTION AMOUNT):
--------------------------------------------------------------------------
o Before the Stepdown Date, the Class A Certificates receive 100% of the collateral principal revenues and the excess cash to build to an OC target of 2.45% of the aggregate original loan balance. After the Stepdown Date, the Class A Certificates receive collateral principal to maintain 14.90% credit enhancement (based on the aggregate outstanding loan balance).

CLASS B OPTIMAL BALANCE TEST:
-----------------------------
o The Class B Certificates will not receive payments of principal until the Stepdown Date, unless all the Class A Certificates have been retired. After the Step Down Date, the Class B Certificates will receive collateral principal to maintain 4.90% credit enhancement (based on the aggregate outstanding loan balance).

STEP DOWN DATE:
---------------
o The later of (a) the July 2002 Payment Date and (b) the first Payment Date on which the Senior Enhancement Percentage is at least 14.90%.

SENIOR ENHANCEMENT PERCENTAGE:
------------------------------
o The percentage obtained by dividing (x) the sum of (i) the aggregate Certificate Principal Balance of the Subordinated Certificates and (ii) the Overcollateralization Amount by (y) the aggregate outstanding loan balance of Group I and Group II as of the last day of the related Remittance Period.

5
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                     Revised Class B Computational Materials 99-3

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                         Class B Computational Materials

APPLICATION OF MONTHLY EXCESS CASHFLOW AMOUNTS:
-----------------------------------------------
o Monthly Excess Cash Flow Amounts which equal the sum of Monthly Excess Interest Amounts and Overcollateralization Release Amounts will be allocated in the following priority:

         1.   Class B Interest Carry Forward Amount

         2.   Unpaid Class B Realized Loss Amortization Amounts

         3. Servicer for any unreimbursed Delinquency Advances or Servicing Advances

         4.   Class R Certificates

NOTE:    Available Funds Cap shortfalls will not be carried forward. Interest
----- will not accrue or be payable on any written down amounts with respect to the Class B Certificates.

DELINQUENCY TRIGGER:
--------------------
o The targeted credit enhancement percentage will step up to a greater amount to the extent that the following result (such result being the "Step-Up Credit Enhancement") exceeds the Senior Enhancement Percentage on ANY payment date:

         2 x [(1/2 x 90+ Day Delinquencies) - (3 x monthly excess spread)] such amount expressed as a percentage of the aggregate outstanding Group I and Group II loan balance

    -        90+ Day Delinquencies include Bankruptcies, Foreclosures and REO.

    - The 90+ Day Delinquencies and monthly excess spread values will be based on a rolling 6-month average.

o In the event the delinquency trigger is hit, 100% of principal collections PLUS EXCESS SPREAD will be used to pay the Class A Certificates until the credit enhancement percentage equals the Step-Up Credit Enhancement percentage. Therefore, the targeted overcollateralization amount may "step-up" to an amount greater than 2.45% of the aggregate original loan balance prior to the stepdown date or 4.90% of the aggregate outstanding loan balance after the stepdown date.

CUMULATIVE REALIZED LOSS TRIGGER EVENT:
---------------------------------------

o A Cumulative Realized Loss Trigger Event occurs on any date of determination if the amount of Cumulative Realized Losses expressed as a percentage of the aggregate original loan balance of Group I and Group II equals or exceeds the following amounts:

    Date                                                  Percentages
    ----                                                  -----------
    July 1999 - June 2001                                    1.225%
    July 2001 - June 2002                                    2.100%
    July 2002 - June 2003                                    2.800%
    July 2003 - June 2004                                    3.325%
    July 2004 and thereafter                                 3.500%

6
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                     Revised Class B Computational Materials 99-3

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                         Class B Computational Materials

o Upon the occurrence and during the continuance of a Cumulative Realized Loss Trigger Event, the overcollateralization amount shall increase to 3.10% of the aggregate original loan balance of the Group I and Group II Collateral.































7
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                     Revised Class B Computational Materials 99-3

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                         Class B Computational Materials

                                              SENSITIVITY TABLES
TO CALL:
-----------------------------------------------------------------------------------------------------------
% FRM PPC                             0%       35%       65%     100%      130%     150%      175%     200%
% ARM PPC                             0%       25%       50%      75%      100%     125%      150%     175%
-----------------------------------------------------------------------------------------------------------

Class B Subordinate
-----------------------------------------------------------------------------------------------------------
Bond Yield @ Par (30/360):          7.06      7.05      7.03     7.01      6.99     6.97      6.96     6.95
Average Life (years):              24.56     14.21      9.41     6.35      4.93     4.34      3.89     3.65
Modified Duration (years):         11.35      8.59      6.52     4.88      3.99     3.60      3.30     3.12
First Prin Pay:                    10/16     06/07     02/04    08/02     07/02    07/02     08/02    08/02
Last Prin Pay:                     09/27     11/18     06/13    12/08     09/06    08/05     08/04    11/03
Principal Window (months)            132       138       113       77        51       38        25       16
-----------------------------------------------------------------------------------------------------------

TO MATURITY:
-----------------------------------------------------------------------------------------------------------
% FRM PPC                             0%       35%       65%     100%      130%     150%      175%     200%
% ARM PPC                             0%       25%       50%      75%      100%     125%      150%     175%
-----------------------------------------------------------------------------------------------------------

Class B Subordinate
-----------------------------------------------------------------------------------------------------------
Bond Yield @ Par (30/360):          7.06      7.06      7.04     7.03      7.01     7.00      6.99     6.98
Average Life (years):              24.67     14.78      9.68     6.69      5.20     4.56      4.09     3.82
Modified Duration (years):         11.37      8.72      6.62     5.04      4.14     3.74      3.42     3.24
First Prin Pay:                    10/16     06/07     02/04    08/02     07/02    07/02     08/02    08/02
Last Prin Pay:                     10/28     12/24     06/17    02/13     12/09    05/08     12/06    11/05
Principal Window (months)            145       211       161      127        90       71        53       40
-----------------------------------------------------------------------------------------------------------

8
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                     Revised Class B Computational Materials 99-3

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                         Class B Computational Materials

                                     DECREMENT TABLES

----------------------------------------------------------------------------------------
% FRM PPC                 0%     35%     65%     100%     130%     150%    175%    200%
% ARM PPC                 0%     25%     50%      75%     100%     125%    150%    175%
----------------------------------------------------------------------------------------
CLASS B-1
Payment Date
Initial Percent          100     100     100      100      100      100     100     100
25-Jun-00                100     100     100      100      100      100     100     100
25-Jun-01                100     100     100      100      100      100     100     100
25-Jun-02                100     100     100      100      100      100     100     100
25-Jun-03                100     100     100       80       59       46      34      25
25-Jun-04                100     100      94       62       42       31      21      11
25-Jun-05                100     100      80       49       30       21      10       2
25-Jun-06                100     100      68       38       22       11       3       0
25-Jun-07                100     100      57       29       13        4       0       0
25-Jun-08                100      91      48       23        6        0       0       0
25-Jun-09                100      82      41       16        2        0       0       0
25-Jun-10                100      74      34       10        0        0       0       0
25-Jun-11                100      66      29        5        0        0       0       0
25-Jun-12                100      60      24        2        0        0       0       0
25-Jun-13                100      53      20        0        0        0       0       0
25-Jun-14                100      35       8        0        0        0       0       0
25-Jun-15                100      31       5        0        0        0       0       0
25-Jun-16                100      28       2        0        0        0       0       0
25-Jun-17                 96      24       0        0        0        0       0       0
25-Jun-18                 91      21       0        0        0        0       0       0
25-Jun-19                 85      17       0        0        0        0       0       0
25-Jun-20                 80      14       0        0        0        0       0       0
25-Jun-21                 74      10       0        0        0        0       0       0
25-Jun-22                 67       7       0        0        0        0       0       0
25-Jun-23                 60       4       0        0        0        0       0       0
25-Jun-24                 52       1       0        0        0        0       0       0
25-Jun-25                 43       0       0        0        0        0       0       0
25-Jun-26                 34       0       0        0        0        0       0       0
25-Jun-27                 23       0       0        0        0        0       0       0
25-Jun-28                  6       0       0        0        0        0       0       0
25-Jun-29                  0       0       0        0        0        0       0       0
Average Life (years)
(To Call):             24.56   14.21    9.41     6.35     4.93     4.34    3.89    3.65
Average Life (years)
(To Maturity):         24.67   14.78    9.68     6.69     5.20     4.56    4.09    3.82

9
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                     Revised Class B Computational Materials 99-3

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                         Class B Computational Materials

AVAILABLE FUNDS CAP
-------------------

                       Group I                 Group II
                    Net Available            Net Available
Period              Funds Cap (%)            Funds Cap (%)
------------------------------------------------------------------
1                       7.488                    8.788
2                       7.471                    8.788
3                       7.451                    8.790
4                       8.297                    8.792
5                       8.281                    8.795
6                       8.263                    8.801
7                       8.850                    8.803
8                       8.839                    8.803
9                       8.826                    8.806
10                      8.877                    8.808
11                      8.862                    8.810
12                      8.847                    8.811
13                      9.200                    8.813
14                      9.194                    8.813
15                      9.188                    8.816
16                      9.214                    8.817
17                      9.208                    8.817
18                      9.201                    8.818
19                      9.215                    8.820
20                      9.209                    8.820
21                      9.203                    8.821
22                      9.211                   10.246
23                      9.205                   10.247
24                      9.199                   10.248
25                      9.272                   10.249
26                      9.268                   10.250
27                      9.263                   10.251
28                      9.302                   10.251
29                      9.298                   10.252
30                      9.294                   10.253
31                      9.477                   10.254
32                      9.478                   10.255
33                      9.479                   10.256
34                      9.479                   10.567
35                      9.480                   10.568
36                      9.481                   10.569
37                      9.482                   10.570
38                      9.478                   10.564
39                      9.475                   10.563
40                      9.475                   10.563

10
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                     Revised Class B Computational Materials 99-3

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                         Class B Computational Materials

AVAILABLE FUNDS CAP
-------------------

                       Group I                 Group II
                    Net Available            Net Available
Period              Funds Cap (%)            Funds Cap (%)
------------------------------------------------------------------
41                      9.475                   10.563
42                      9.475                   10.563
43                      9.475                   10.563
44                      9.475                   10.563
45                      9.475                   10.563
46                      9.474                   10.563
47                      9.474                   10.563
48                      9.474                   10.563
49                      9.474                   10.563
50                      9.474                   10.563
51                      9.474                   10.563
52                      9.474                   10.563
53                      9.474                   10.563
54                      9.474                   10.563
55                      9.473                   10.562
56                      9.473                   10.562
57                      9.473                   10.562
58                      9.473                   10.562
59                      9.473                   10.562
60                      9.473                   10.562
61                      9.473                   10.562
62                      9.472                   10.562
63                      9.472                   10.562
64                      9.472                   10.562
65                      9.472                   10.562
66                      9.472                   10.562
67                      9.472                   10.561
68                      9.471                   10.561
69                      9.471                   10.561
70                      9.471                   10.561
71                      9.471                   10.561
72                      9.471                   10.561
73                      9.471                   10.561
74                      9.470                   10.561
75                      9.470                   10.561
76                      9.470                   10.560
77                      9.470                   10.560
78                      9.470                   10.560
79                      9.469                   10.560
80                      9.469                   10.560

11
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                     Revised Class B Computational Materials 99-3

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                         Class B Computational Materials

AVAILABLE FUNDS CAP
-------------------

                       Group I                 Group II
                    Net Available            Net Available
Period              Funds Cap (%)            Funds Cap (%)
------------------------------------------------------------------
81                      9.469                   10.560
82                      9.469                   10.560
83                      9.468                   10.559
84                      9.468                   10.559
85                      9.468                   10.559
86                      9.468                   10.559
87                      9.467                   10.559
88                      9.467                   10.558
89                      9.467                   10.558
90                      9.467                   10.558
91                      9.466                   10.558
92                      9.466                   10.558
93                      9.466                   10.557
94                      9.465                   10.557
95                      9.465                   10.557
96                      9.465                   10.557
97                      9.464                   10.557
98                      9.464                   10.556
99                      9.464                   10.556
100                     9.463                   10.556
101                     9.463                   10.556
102                     9.463                   10.555
103                     9.462                   10.555
104                     9.462                   10.555
105                     9.462                   10.554
106                     9.461                   10.554
107                     9.461                   10.554
108                     9.460                   10.554
109                     9.460                   10.553
110                     9.459                   10.553
111                     9.459                   10.553
112                     9.458                   10.552
113                     9.458                   10.552
114                     9.458                   10.551
115                     9.457                   10.551
116                     9.457                   10.551
117                     9.456                   10.550
118                     9.456                   10.550
119                     9.455                   10.549
120                     9.455                   10.549

12
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                     Revised Class B Computational Materials 99-3

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                         Class B Computational Materials

AVAILABLE FUNDS CAP
-------------------

                       Group I                 Group II
                    Net Available            Net Available
Period              Funds Cap (%)            Funds Cap (%)
------------------------------------------------------------------
121                     9.454                   10.548
122                     9.453                   10.548
123                     9.453                   10.548
124                     9.452                   10.547
125                     9.448                   10.546
126                     9.447                   10.546
127                     9.447                   10.546
128                     9.447                   10.546
129                     9.447                   10.546
130                     9.448                   10.547
131                     9.448                   10.547
132                     9.448                   10.548
133                     9.449                   10.548
134                     9.449                   10.548
135                     9.449                   10.549
136                     9.450                   10.549
137                     9.450                   10.550
138                     9.450                   10.550
139                     9.451                   10.551
140                     9.451                   10.551
141                     9.451                   10.552
142                     9.452                   10.552
143                     9.452                   10.553
144                     9.453                   10.553
145                     9.453                   10.554
146                     9.454                   10.554
147                     9.454                   10.555
148                     9.454                   10.556
149                     9.455                   10.556
150                     9.456                   10.557
151                     9.456                   10.557
152                     9.457                   10.558
153                     9.457                   10.559
154                     9.458                   10.560
155                     9.458                   10.560
156                     9.459                   10.561
157                     9.460                   10.562
158                     9.460                   10.563
159                     9.461                   10.564
160                     9.462                   10.565

13
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                     Revised Class B Computational Materials 99-3

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                         Class B Computational Materials

AVAILABLE FUNDS CAP
-------------------

                       Group I                 Group II
                    Net Available            Net Available
Period              Funds Cap (%)            Funds Cap (%)
------------------------------------------------------------------
161                     9.463                   10.565
162                     9.463                   10.566
163                     9.464                   10.567
164                     9.465                   10.568
165                     9.466                   10.569
166                     9.467                   10.570
167                     9.468                   10.571
168                     9.469                   10.573
169                     9.470                   10.574
170                     9.471                   10.575
171                     9.472                   10.576
172                     9.473                   10.577
173                     9.474                   10.579
174                     9.475                   10.580
175                     9.476                   10.581
176                     9.478                   10.583
177                     9.479                   10.584
178                     9.480                   10.586
179                     9.327                   10.610
180                     9.329                   10.613
181                     9.463                   10.747
182                     9.463                   10.747
183                     9.462                   10.747
184                     9.462                   10.747
185                     9.462                   10.747
186                     9.462                   10.747
187                     9.461                   10.747
188                     9.461                   10.747
189                     9.461                   10.747
190                     9.460                   10.747
191                     9.460                   10.747
192                     9.460                   10.747
193                     9.460                   10.747
194                     9.459                   10.747
195                     9.459                   10.747
196                     9.459                   10.747
197                     9.458                   10.747
198                     9.458                   10.747
199                     9.458                   10.747
200                     9.457                   10.747

14
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                     Revised Class B Computational Materials 99-3

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                         Class B Computational Materials

AVAILABLE FUNDS CAP
-------------------

                       Group I                 Group II
                    Net Available            Net Available
Period              Funds Cap (%)            Funds Cap (%)
------------------------------------------------------------------
201                     9.457                   10.747
202                     9.456                   10.747
203                     9.456                   10.747
204                     9.456                   10.747
205                     9.455                   10.747
206                     9.455                   10.747
207                     9.455                   10.747
208                     9.454                   10.747
209                     9.454                   10.747
210                     9.453                   10.747
211                     9.453                   10.747
212                     9.452                   10.747
213                     9.452                   10.747
214                     9.452                   10.747
215                     9.451                   10.747
216                     9.451                   10.747
217                     9.450                   10.747
218                     9.450                   10.747
219                     9.449                   10.747
220                     9.449                   10.747
221                     9.448                   10.747
222                     9.448                   10.747
223                     9.447                   10.747
224                     9.447                   10.747
225                     9.446                   10.747
226                     9.446                   10.747
227                     9.445                   10.747
228                     9.444                   10.747
229                     9.444                   10.747
230                     9.443                   10.747
231                     9.442                   10.747
232                     9.442                   10.747
233                     9.441                   10.747
234                     9.441                   10.747
235                     9.440                   10.747
236                     9.439                   10.747
237                     9.438                   10.747
238                     9.438                   10.747
239                     9.437                   10.747
240                     9.437                   10.747

15
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                     Revised Class B Computational Materials 99-3

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                         Class B Computational Materials

AVAILABLE FUNDS CAP
-------------------

                       Group I                 Group II
                    Net Available            Net Available
Period              Funds Cap (%)            Funds Cap (%)
------------------------------------------------------------------
241                     9.437                   10.747
242                     9.437                   10.747
243                     9.437                   10.747
244                     9.437                   10.747
245                     9.437                   10.747
246                     9.437                   10.747
247                     9.437                   10.747
248                     9.437                   10.747
249                     9.437                   10.747
250                     9.437                   10.747
251                     9.437                   10.747
252                     9.437                   10.747
253                     9.437                   10.747
254                     9.437                   10.747
255                     9.437                   10.747
256                     9.437                   10.747
257                     9.437                   10.748
258                     9.437                   10.748
259                     9.437                   10.748
260                     9.437                   10.748
261                     9.437                   10.748
262                     9.437                   10.748
263                     9.437                   10.748
264                     9.437                   10.748
265                     9.437                   10.748
266                     9.437                   10.748
267                     9.437                   10.748
268                     9.437                   10.748
269                     9.437                   10.748
270                     9.437                   10.748
271                     9.437                   10.748
272                     9.437                   10.748
273                     9.437                   10.748
274                     9.437                   10.748
275                     9.437                   10.748
276                     9.437                   10.748
277                     9.437                   10.748
278                     9.437                   10.748
279                     9.437                   10.748
280                     9.437                   10.748

16
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                     Revised Class B Computational Materials 99-3

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                         Class B Computational Materials

AVAILABLE FUNDS CAP
-------------------

                       Group I                 Group II
                    Net Available            Net Available
Period              Funds Cap (%)            Funds Cap (%)
------------------------------------------------------------------
281                     9.437                   10.748
282                     9.437                   10.748
283                     9.437                   10.748
284                     9.437                   10.748
285                     9.437                   10.748
286                     9.437                   10.748
287                     9.437                   10.748
288                     9.437                   10.748
289                     9.437                   10.748
290                     9.437                   10.748
291                     9.437                   10.748
292                     9.437                   10.748
293                     9.437                   10.748
294                     9.437                   10.748
295                     9.437                   10.748
296                     9.437                   10.748
297                     9.437                   10.748
298                     9.437                   10.748
299                     9.437                   10.748
300                     9.437                   10.748
301                     9.437                   10.748
302                     9.437                   10.748
303                     9.437                   10.748
304                     9.437                   10.748
305                     9.437                   10.748
306                     9.437                   10.748
307                     9.437                   10.748
308                     9.437                   10.748
309                     9.437                   10.748
310                     9.437                   10.748
311                     9.437                   10.748
312                     9.437                   10.748
313                     9.437                   10.748
314                     9.437                   10.748
315                     9.437                   10.748
316                     9.437                   10.748
317                     9.437                   10.748
318                     9.437                   10.748
319                     9.437                   10.748
320                     9.437                   10.748

17
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                     Revised Class B Computational Materials 99-3

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                         Class B Computational Materials

AVAILABLE FUNDS CAP
-------------------

                       Group I                 Group II
                    Net Available            Net Available
Period              Funds Cap (%)            Funds Cap (%)
------------------------------------------------------------------
321                     9.437                   10.748
322                     9.437                   10.748
323                     9.437                   10.748
324                     9.437                   10.748
325                     9.437                   10.748
326                     9.437                   10.748
327                     9.437                   10.748
328                     9.437                   10.748
329                     9.437                   10.748
330                     9.437                   10.748
331                     9.437                   10.748
332                     9.437                   10.748
333                     9.437                   10.748
334                     9.437                   10.748
335                     9.437                   10.748
336                     9.437                   10.748
337                     9.437                   10.748
338                     9.437                   10.748
339                     9.437                   10.748
340                     9.437                   10.748
341                     9.437                   10.748
342                     9.437                   10.748
343                     9.437                   10.748
344                     9.437                   10.748
345                     9.437                   10.748
346                     9.437                   10.748
347                     9.437                   10.748
348                     9.437                   10.748
349                     9.437                   10.748
350                     9.437                   10.748
351                     9.437                   10.749
352                     9.437                   10.749
353                     9.437                   10.749
354                     9.437                   10.749
355                     9.437                   10.749
356                     9.437                   10.750
357                     9.437                   10.753
358                     9.437                   12.900
359                     0.000                   12.900
360                     0.000                   12.900

18
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                     Revised Class B Computational Materials 99-3

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                         Class B Computational Materials










                            GROUP / HOME EQUITY LOANS










19
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                     Revised Class B Computational Materials 99-3

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                         Class B Computational Materials

                 COLLATERAL DESCRIPTION (FIXED RATE COLLATERAL)

                                                   GROUP I
                                                   -------

CUT-OFF DATE                      5/31/99
TOTAL OUTSTANDING BALANCE:        $640,001,379.88
NUMBER OF LOANS:                  8,902
AVERAGE REMAINING BALANCE:        $71,894.11 (range: $9,500.00- $498,513.06)
WA GROSS COUPON:                   10.20% (range: 6.25% - 17.99%)
WA ORIGINAL TERM:                 280.79 months (range: 60 - 360 months)
WA REMAINING TERM:                278.98 months (range: 57 - 360 months)
WA SEASONING:                      1.81 months (range: 0 - 26 months)
LIEN POSITION:                    93.08% First, 6.92% Second
WA ORIGINAL LTV RATIO:            75.48% (range: 5% - 96%)
WA ORIGINAL CLTV RATIO:           79.42% (range: 9% - 100%)
WA DEBT TO INCOME RATIO:          38.22% (range: 2% - 58%)
CREDIT GRADE:                     69.95% A
                                  19.37% B
                                   9.52% C
                                   1.17% D
DOCUMENTATION:                    89.12% Full Documentation
                                   7.51% Limited Documentation
                                   3.38% No Documentation
PROPERTY TYPE:                     1.54% Single Family Attached
                                  86.43% Single Family Detached
                                   5.80% 2-4 Family
                                   1.67% PUD
                                   0.78% Condominium
                                   3.57% Manufactured Housing
                                   0.22% Mixed Use
OWNER OCCUPANCY:                  94.57% Owner Occupied, 5.43% Investor Owned
LOAN PURPOSE:                     25.78% Cash Out Refinance
                                  51.75% Debt Consolidation
                                   2.22% Home Improvement
                                   5.88% Purchase
                                   6.67% Rate & Term Refinance
                                   7.69% Other
GEOGRAPHIC DISTRIBUTION:          CA (9.59%), MI (7.98%), IL (7.97%),
(ALL STATES>= 5.00%)              OH (7.86%), FL (5.58%), PA (5.55%),
                                  NY (5.02%)

20
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                     Revised Class B Computational Materials 99-3

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                         Class B Computational Materials

GROUP I HOME EQUITY LOANS

       GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES - FIXED RATE LOANS

                            NUMBER OF           AGGREGATE         % OF AGGREGATE
STATE                   HOME EQUITY LOANS      LOAN BALANCE        LOAN BALANCE
--------------------------------------------------------------------------------
Arizona                       203            $ 15,343,152.13           2.40%
Arkansas                       59               3,046,924.65           0.48
California                    535              61,344,582.85           9.59
Colorado                      154              14,298,201.33           2.23
Connecticut                    72               6,100,019.00           0.95
Delaware                       13                 884,503.76           0.14
District of Columbia           26               2,110,291.25           0.33
Florida                       581              35,711,369.79           5.58
Georgia                       437              29,787,667.10           4.65
Hawaii                          1                  74,816.30           0.01
Idaho                          22               1,407,377.87           0.22
Illinois                      695              51,003,493.33           7.97
Indiana                       381              21,634,952.72           3.38
Iowa                           56               3,102,534.27           0.48
Kansas                         47               2,915,826.80           0.46
Kentucky                      184              11,112,678.39           1.74
Louisiana                     144               8,078,801.31           1.26
Maine                          21               1,281,910.91           0.20
Maryland                      224              19,261,771.55           3.01
Massachusetts                 154              12,475,680.68           1.95
Michigan                      856              51,071,440.47           7.98
Minnesota                      70               6,007,956.90           0.94
Mississippi                    93               5,062,485.59           0.79
Missouri                      159               8,579,438.73           1.34
Montana                        18               1,004,796.69           0.16
Nebraska                       48               3,497,501.07           0.55
Nevada                         54               6,094,259.00           0.95
New Hampshire                  29               1,914,485.88           0.30
New Jersey                    201              18,987,659.38           2.97
New Mexico                    107               7,656,738.08           1.20
New York                      371              32,149,814.35           5.02
North Carolina                474              30,650,834.02           4.79
North Dakota                    6                 225,758.44           0.04
Ohio                          709              50,278,848.29           7.86
Oklahoma                       24               1,567,412.10           0.24
Oregon                         46               3,366,609.65           0.53
Pennsylvania                  575              35,510,066.53           5.55
Rhode Island                   28               2,139,184.61           0.33
South Carolina                137               7,670,405.49           1.20
South Dakota                    4                 218,371.91           0.03
Tennessee                     191              12,322,447.44           1.93
Texas                         286              20,921,658.38           3.27
Utah                           84               7,319,821.97           1.14
Vermont                         6                 431,926.46           0.07
Virginia                      113               8,210,894.86           1.28
Washington                     98              10,166,227.95           1.59
West Virginia                  41               2,247,826.66           0.35
Wisconsin                      62               3,557,992.50           0.56
Wyoming                         3                 191,960.49           0.03
--------------------------------------------------------------------------------
TOTAL:                      8,902             $640,001,379.88        100.00%

21
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                     Revised Class B Computational Materials 99-3

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                         Class B Computational Materials

GROUP I HOME EQUITY LOANS

                 DISTRIBUTION OF CURRENT LOAN BALANCES - FIXED RATE LOANS

RANGE OF                                NUMBER OF          AGGREGATE       % OF AGGREGATE
CURRENT BALANCE                     HOME EQUITY LOANS     LOAN BALANCE      LOAN BALANCE
--------------------------------------------------------------------------------------------
      $0.01  -    $25,000.00                 880       $  16,676,017.32          2.61%
  25,000.01  -     50,000.00               2,660         101,827,118.16         15.91
  50,000.01  -     75,000.00               2,330         143,789,900.90         22.47
  75,000.01  -    100,000.00               1,324         114,210,288.04         17.85
 100,000.01  -    125,000.00                 712          79,102,051.87         12.36
 125,000.01  -    150,000.00                 383          52,116,295.05          8.14
 150,000.01  -    175,000.00                 184          29,643,116.53          4.63
 175,000.01  -    200,000.00                 129          24,139,475.98          3.77
 200,000.01  -    225,000.00                  69          14,582,906.48          2.28
 225,000.01  -    250,000.00                  85          20,145,504.25          3.15
 250,000.01  -    275,000.00                  56          14,609,510.24          2.28
 275,000.01  -    300,000.00                  32           9,121,109.36          1.43
 300,000.01  -    325,000.00                  25           7,808,452.18          1.22
 325,000.01  -    350,000.00                   9           3,045,441.42          0.48
 350,000.01  -    400,000.00                  21           7,845,179.04          1.23
 400,000.01  -   $450,000.00                   2             840,500.00          0.13
$450,000.01  and over                          1             498,513.06          0.08
--------------------------------------------------------------------------------------------
TOTAL:                                     8,902        $640,001,379.88        100.00%

22
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                     Revised Class B Computational Materials 99-3

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                         Class B Computational Materials

GROUP I HOME EQUITY LOANS

                ORIGINAL LOAN-TO VALUE RATIOS - FIXED RATE LOANS

RANGE OF                 NUMBER OF           AGGREGATE     % OF AGGREGATE
ORIGINAL LTVS        HOME EQUITY LOANS     LOAN BALANCE     LOAN BALANCE
-----------------------------------------------------------------------------
 0.01%  -    5.00%            1          $     22,299.31         0.00%
 5.01   -   10.00            55             1,067,894.86         0.17
10.01   -   15.00           302             7,337,406.54         1.15
15.01   -   20.00           296             8,466,502.16         1.32
20.01   -   25.00           251             9,152,764.86         1.43
25.01   -   30.00           189             7,090,445.78         1.11
30.01   -   35.00           155             6,791,550.06         1.06
35.01   -   40.00           144             6,486,409.56         1.01
40.01   -   45.00           135             6,716,349.58         1.05
45.01   -   50.00           192             9,262,528.25         1.45
50.01   -   55.00           172             9,155,813.55         1.43
55.01   -   60.00           224            12,321,832.44         1.93
60.01   -   65.00           360            21,449,975.09         3.35
65.01   -   70.00           589            38,886,620.00         6.08
70.01   -   75.00           944            64,942,297.93        10.15
75.01   -   80.00         1,995           161,934,832.48        25.30
80.01   -   85.00         1,264           111,468,772.75        17.42
85.01   -   90.00         1,565           151,684,722.77        23.70
90.01   -   95.00            68             5,564,455.28         0.87
95.01%  -  100.00%            1               197,906.63         0.03
-----------------------------------------------------------------------------
TOTAL                     8,902          $640,001,379.88       100.00%

23
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                     Revised Class B Computational Materials 99-3

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                         Class B Computational Materials

GROUP I HOME EQUITY LOANS

                COMBINED LOAN-TO-VALUE RATIOS - FIXED RATE LOANS

RANGE OF               NUMBER OF             AGGREGATE         % OF AGGREGATE
ORIGINAL CLTVS      HOME EQUITY LOANS       LOAN BALANCE        LOAN BALANCE
-------------------------------------------------------------------------------
 5.01%  -   10.00%          2             $     36,343.67            0.01%
10.01   -   15.00           7                  106,235.68            0.02
15.01   -   20.00          13                  338,839.73            0.05
20.01   -   25.00          21                  781,523.48            0.12
25.01   -   30.00          33                1,032,443.31            0.16
30.01   -   35.00          67                2,685,739.08            0.42
35.01   -   40.00          85                3,407,346.39            0.53
40.01   -   45.00         105                4,821,402.85            0.75
45.01   -   50.00         175                7,963,580.44            1.24
50.01   -   55.00         167                8,589,350.36            1.34
55.01   -   60.00         225               12,107,122.04            1.89
60.01   -   65.00         387               22,561,772.27            3.53
65.01   -   70.00         652               40,874,782.87            6.39
70.01   -   75.00       1,031               67,730,229.82           10.58
75.01   -   80.00       2,114              166,241,952.40           25.98
80.01   -   85.00       1,484              119,030,407.74           18.60
85.01   -   90.00       2,168              172,419,314.54           26.94
90.01   -   95.00         159                8,898,970.59            1.39
95.01%  -  100.00%          7                  374,022.62            0.06
-------------------------------------------------------------------------------
TOTAL:                  8,902             $640,001,379.88          100.00%

24
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                     Revised Class B Computational Materials 99-3

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                         Class B Computational Materials

GROUP I HOME EQUITY LOANS

                 DISTRIBUTION OF COUPON RATES - FIXED RATE LOANS

RANGE OF                 NUMBER OF            AGGREGATE        % OF AGGREGATE
COUPON RATES          HOME EQUITY LOANS      LOAN BALANCE       LOAN BALANCE
-------------------------------------------------------------------------------
 0.01%  -   7.00%              12           $  1,584,266.65          0.25%
 7.01   -   7.50               43              4,810,038.49          0.75
 7.51   -   8.00              216             20,536,520.83          3.21
 8.01   -   8.50              402             37,910,361.95          5.92
 8.51   -   9.00              820             77,048,020.61         12.04
 9.01   -   9.50              772             68,549,990.15         10.71
 9.51   -  10.00            1,292            104,507,665.38         16.33
10.01   -  10.50            1,086             80,112,879.70         12.52
10.51   -  11.00            1,437             95,881,236.37         14.98
11.01   -  11.50              947             53,501,475.62          8.36
11.51   -  12.00              792             43,212,517.33          6.75
12.01   -  12.50              424             21,328,715.45          3.33
12.51   -  13.00              290             13,257,360.13          2.07
13.01   -  13.50              101              4,784,805.63          0.75
13.51   -  14.00              111              5,287,222.10          0.83
14.01   -  14.50               51              2,417,236.33          0.38
14.51   -  15.00               74              3,694,186.03          0.58
15.01   -  15.50               11                494,610.61          0.08
15.51   -  16.00               16                769,609.74          0.12
16.01   -  16.50                3                169,182.41          0.03
16.51   -  17.00%               1                111,978.37          0.02
17.01%  and over                1                 31,500.00          0.00
-------------------------------------------------------------------------------
TOTAL:                      8,902           $640,001,379.88        100.00%

         DISTRIBUTION OF REMAINING TERMS TO MATURITY - FIXED RATE LOANS

RANGE OF                     NUMBER OF            AGGREGATE       % OF AGGREGATE
REMAINING TO MATURITY    HOME EQUITY LOANS       LOAN BALANCE      LOAN BALANCE
--------------------------------------------------------------------------------
  1  -  120                      346           $ 11,779,670.46         1.84%
121  -  180                    3,742            231,244,891.67        36.13
181  -  240                      913             48,394,938.61         7.56
241  -  300                       80              5,288,686.36         0.83
301  -  360                    3,821            343,293,192.78        53.64
--------------------------------------------------------------------------------
TOTAL:                         8,902           $640,001,379.88       100.00%

25
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                     Revised Class B Computational Materials 99-3

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                         Class B Computational Materials

GROUP I HOME EQUITY LOANS

             DISTRIBUTION OF MONTHS OF SEASONING - FIXED RATE LOANS

RANGE OF                       NUMBER OF           AGGREGATE      % OF AGGREGATE
MONTHS OF SEASONING        HOME EQUITY LOANS     LOAN BALANCE      LOAN BALANCE
--------------------------------------------------------------------------------
 0  -   1                         4,413         $312,753,832.55        48.87%
 2  -  12                         4,463          325,395,271.83        50.84
13  -  24                            23            1,770,120.19         0.28
25  -  36                             3               82,155.31         0.01
--------------------------------------------------------------------------------
TOTAL:                            8,902         $640,001,379.88       100.00%

                        PROPERTY TYPES - FIXED RATE LOANS

                               NUMBER OF           AGGREGATE      % OF AGGREGATE
PROPERTY TYPES             HOME EQUITY LOANS     LOAN BALANCE      LOAN BALANCE
--------------------------------------------------------------------------------
Condominium                          59         $  5,020,353.85         0.78%
Manufactured Housing                385           22,846,613.76         3.57
Mixed Use                            11            1,394,431.83         0.22
Planned Unit Development            109           10,656,430.53         1.67
Single Family Attached              186            9,832,600.47         1.54
Single Family Detached            7,705          553,146,377.94        86.43
2-4 Family                          447           37,104,571.50         5.80
--------------------------------------------------------------------------------
TOTAL:                            8,902         $640,001,379.88       100.00%

                       OCCUPANCY STATUS- FIXED RATE LOANS

                               NUMBER OF           AGGREGATE      % OF AGGREGATE
OCCUPANCY STATUS           HOME EQUITY LOANS     LOAN BALANCE      LOAN BALANCE
--------------------------------------------------------------------------------
Investor Owned                      600         $ 34,775,756.78         5.43%
Owner Occupied                    8,302          605,225,623.10        94.57
--------------------------------------------------------------------------------
TOTAL:                            8,902         $640,001,379.88       100.00%

26
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                     Revised Class B Computational Materials 99-3

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                         Class B Computational Materials

GROUP I HOME EQUITY LOANS

      DISTRIBUTION OF STATED ORIGINAL MONTHS TO MATURITY - FIXED RATE LOANS

ORIGINAL MONTHS           NUMBER OF            AGGREGATE       % OF AGGREGATE
TO MATURITY           HOME EQUITY LOANS      LOAN BALANCE       LOAN BALANCE
--------------------------------------------------------------------------------
  1 - 120                      346         $ 11,779,670.46           1.84%
121 - 180                    3,742          231,244,891.67          36.13
181 - 240                      913           48,394,938.61           7.56
241 - 300                       80            5,288,686.36           0.83
301 - 360                    3,821          343,293,192.78          53.64
--------------------------------------------------------------------------------
TOTAL:                       8,902         $640,001,379.88         100.00%

                       DAYS DELINQUENT - FIXED RATE LOANS

                          NUMBER OF            AGGREGATE       % OF AGGREGATE
DAYS DELINQUENT       HOME EQUITY LOANS      LOAN BALANCE       LOAN BALANCE
--------------------------------------------------------------------------------
Current                      7,750         $551,468,736.87          86.17%
 1 - 30 Days                 1,134           87,335,329.69          13.65
31 - 60 Days                    17            1,120,813.32           0.18
61 - 90 Days                     1               76,500.00           0.01
--------------------------------------------------------------------------------
TOTAL:                       8,902         $640,001,379.88         100.00%

                     DEBT TO INCOME RATIO - FIXED RATE LOANS

RANGE OF DEBT             NUMBER OF            AGGREGATE       % OF AGGREGATE
TO INCOME RATIO       HOME EQUITY LOANS      LOAN BALANCE       LOAN BALANCE
--------------------------------------------------------------------------------
 0.01% -   5.00%                 8         $    359,914.62           0.06%
 5.01  -  10.00                 62            3,872,608.87           0.61
10.01  -  15.00                192            9,983,730.62           1.56
15.01  -  20.00                409           21,608,075.05           3.38
20.01  -  25.00                676           40,341,794.83           6.30
25.01  -  30.00                950           60,186,460.66           9.40
30.01  -  35.00              1,263           86,148,726.64          13.46
35.01  -  40.00              1,443          104,982,412.79          16.40
40.01  -  45.00              1,815          142,242,123.29          22.23
45.01  -  50.00              1,918          153,910,360.63          24.05
50.01  -  55.00                164           16,274,632.21           2.54
55.01% -  60.00%                 2               90,539.67           0.01
--------------------------------------------------------------------------------
TOTAL:                       8,902         $640,001,379.88         100.00%

27
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                     Revised Class B Computational Materials 99-3

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                         Class B Computational Materials

GROUP I HOME EQUITY LOANS

                        LIEN POSITION - FIXED RATE LOANS

                               NUMBER OF           AGGREGATE      % OF AGGREGATE
LIEN POSITION              HOME EQUITY LOANS     LOAN BALANCE      LOAN BALANCE
--------------------------------------------------------------------------------
1st                              7,632          $595,710,611.68        93.08%
2nd                              1,270            44,290,768.20         6.92
--------------------------------------------------------------------------------
TOTAL:                           8,902          $640,001,379.88       100.00%

                         LOAN PURPOSE - FIXED RATE LOANS

                               NUMBER OF           AGGREGATE      % OF AGGREGATE
LOAN PURPOSE               HOME EQUITY LOANS     LOAN BALANCE      LOAN BALANCE
--------------------------------------------------------------------------------
Cash-out Refinance               2,420          $165,002,146.95        25.78%
Debt Consolidation               4,698           331,190,132.53        51.75
Home Improvement                   182            14,233,542.86         2.22
Purchase                           426            37,653,680.12         5.88
Rate & Term Refinance              494            42,693,940.67         6.67
Other                              682            49,227,936.75         7.69
--------------------------------------------------------------------------------
TOTAL:                           8,902          $640,001,379.88       100.00%

28
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                     Revised Class B Computational Materials 99-3

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                         Class B Computational Materials

GROUP I HOME EQUITY LOANS

                     DOCUMENTATION LEVEL - FIXED RATE LOANS

                                 NUMBER OF          AGGREGATE     % OF AGGREGATE
DOCUMENTATION LEVEL          HOME EQUITY LOANS    LOAN BALANCE     LOAN BALANCE
--------------------------------------------------------------------------------
Limited Documentation                534         $ 48,055,199.56        7.51%
No Documentation                     261           21,607,519.63        3.38
Full Documentation                 8,107          570,338,660.69       89.12
--------------------------------------------------------------------------------
TOTAL:                             8,902         $640,001,379.88      100.00%

                         CREDIT SCORE - FIXED RATE LOANS

                                 NUMBER OF          AGGREGATE     % OF AGGREGATE
CREDIT SCORE                 HOME EQUITY LOANS    LOAN BALANCE     LOAN BALANCE
--------------------------------------------------------------------------------
A                                  5,693         $447,674,274.08       69.95%
B                                  1,964          123,950,190.87       19.37
C                                  1,078           60,903,085.03        9.52
D                                    167            7,473,829.90        1.17
--------------------------------------------------------------------------------
TOTAL:                             8,902         $640,001,379.88      100.00%

                          LOAN TYPE - FIXED RATE LOANS

                                 NUMBER OF          AGGREGATE     % OF AGGREGATE
LOAN TYPE                    HOME EQUITY LOANS    LOAN BALANCE     LOAN BALANCE
--------------------------------------------------------------------------------
Fixed Rate Fully Amortizing        6,520         $469,174,932.85       73.31%
5 Year Balloon                         1               25,130.97        0.00
10 Year Balloon                       34            1,405,690.82        0.22
15 Year Balloon                    2,346          169,335,651.84       26.46
20 Year Balloon                        1               59,973.40        0.01
--------------------------------------------------------------------------------
TOTAL:                             8,902         $640,001,379.88      100.00%

29
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                     Revised Class B Computational Materials 99-3

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                         Class B Computational Materials

GROUP I HOME EQUITY LOANS

                        PREPAYMENT PENALTY - FIXED LOANS

                               NUMBER OF           AGGREGATE      % OF AGGREGATE
PREPAYMENT PENALTY         HOME EQUITY LOANS     LOAN BALANCE      LOAN BALANCE
--------------------------------------------------------------------------------
Yes                              6,226          $467,404,945.65         73.03%
No                               2,676           172,596,434.23         26.97
--------------------------------------------------------------------------------
TOTAL:                           8,902          $640,001,379.88        100.00%

                         JUNIOR LIEN RATIO- FIXED LOANS

                               NUMBER OF           AGGREGATE      % OF AGGREGATE
RANGE OF JUNIOR RATIO      HOME EQUITY LOANS     LOAN BALANCE      LOAN BALANCE
--------------------------------------------------------------------------------
Not Applicable                   7,632          $595,710,611.68         93.08%
 5.01% -  10.00%                    11              $154,638.82          0.02
10.01  -  15.00                    154             3,410,840.29          0.53
15.01  -  20.00                    281             7,331,933.83          1.15
20.01  -  25.00                    222             6,925,891.38          1.08
25.01  -  30.00                    198             7,423,760.32          1.16
30.01  -  35.00                    120             4,804,516.58          0.75
35.01  -  40.00                     79             3,077,496.60          0.48
40.01  -  45.00                     59             2,892,149.46          0.45
45.01  -  50.00                     48             2,666,868.70          0.42
50.01  -  55.00                     32             1,759,103.55          0.27
55.01  -  60.00                     17               800,338.68          0.13
60.01  -  65.00                     13               814,009.17          0.13
65.01  -  70.00                      6               365,124.24          0.06
70.01  -  75.00                      4               185,299.06          0.03
75.01  -  80.00                      8               394,926.96          0.06
80.01  -  85.00                     10               716,951.81          0.11
85.01  -  90.00                      5               238,137.90          0.04
90.01  -  95.00                      1                81,220.07          0.01
95.01% - 100.00%                     2               247,560.78          0.04
--------------------------------------------------------------------------------
TOTAL:                           8,902          $640,001,379.88        100.00%

30
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                     Revised Class B Computational Materials 99-3

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                         Class B Computational Materials










                           GROUP II HOME EQUITY LOANS










31
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                     Revised Class B Computational Materials 99-3

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                         Class B Computational Materials

              COLLATERAL DESCRIPTION (ADJUSTABLE RATE COLLATERAL)

                                                  GROUP II
                                                  --------

CUT-OFF DATE:                     5/31/99
TOTAL OUTSTANDING BALANCE:        $160,000,278.20
NUMBER OF LOANS:                  1,499
AVERAGE REMAINING BALANCE:        $106,738.01 (range: $18,750.00 - $433,678.21)
PRODUCT TYPE:                     77.42% 2/28 LIBOR
                                  21.30% 3/27 LIBOR
                                  0.78% 6 month LIBOR
                                  0.07% 2/28 T-Bill
                                  0.43% 1 Yr. T-Bill
WA GROSS COUPON:                  10.04% (range: 6.75% - 16.20%)
WA GROSS MARGIN /
WA LIFE CAP:                      6.506% / 16.514%
WA INITIAL PERIODIC INTEREST
RATE CAPS:                        2.797% (range: 1.00% - 6.00%)
WA MONTHS TO ROLL                 23.44 months (range: 1 - 36 months)
WA ORIGINAL TERM:                 360.0 Months (range: 360 - 360 months)
WA REMAINING TERM:                357.1 Months (range: 344 -  360 months)
WA SEASONING:                      2.95 Months (range: 0 - 16 months)
LIEN POSITION:                    100% First Lien
WA ORIGINAL LTV RATIO:            79.25% (range: 16% - 92%)
WA DEBT TO INCOME RATIO:          39.57% (range: 4% - 57%)
CREDIT GRADE:                     64.14% A
                                  23.75% B
                                  11.04% C
                                   1.06% D
DOCUMENTATION:                    82.11% Full Documentation
                                   9.33% Limited Documentation
                                   8.57% No Documentation
PROPERTY TYPE:                     1.05% Single Family Attached
                                  83.09% Single Family Detached
                                   5.40% 2-4 Family
                                   4.88% PUD
                                   1.83% Condominium
                                   3.76% Manufactured Housing
OWNER OCCUPANCY:                  93.76% Owner Occupied, 6.24% Investor Owned
LOAN PURPOSE:                     25.20% Cash Out Refinance, 31.67% Debt
                                  Consolidation, 3.84% Home Improvement, 26.25%
                                  Purchase,
                                  10.09% Other, Rate & Term Refinance 2.95%
GEOGRAPHIC DISTRIBUTION:          CA (28.72%), UT (7.83%), MI(7.59%),
(ALL STATES>=5.00%)               IL (5.37%), WA (5.10%),

32
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                     Revised Class B Computational Materials 99-3

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                         Class B Computational Materials

GROUP II HOME EQUITY LOANS

     GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES - ADJUSTABLE RATE LOANS

                         NUMBER OF           AGGREGATE       % OF AGGREGATE
STATE                HOME EQUITY LOANS      LOAN BALANCE      LOAN BALANCE
-------------------------------------------------------------------------------
Arizona                        57         $  5,480,541.39           3.43%
Arkansas                        3              189,728.61           0.12
California                    275           45,943,405.80          28.72
Colorado                       41            4,850,795.62           3.03
Connecticut                    13            1,605,502.73           1.00
District of Columbia            3              642,754.18           0.40
Florida                        60            4,912,413.55           3.07
Georgia                        25            2,600,815.77           1.63
Idaho                          20            1,485,775.15           0.93
Illinois                       83            8,584,232.97           5.37
Indiana                        30            1,893,242.26           1.18
Iowa                            4              306,595.37           0.19
Kansas                         12              908,023.94           0.57
Kentucky                       15            1,474,315.96           0.92
Louisiana                      10              779,701.88           0.49
Maine                           1               95,423.97           0.06
Maryland                       10            1,426,746.20           0.89
Massachusetts                  18            1,745,656.64           1.09
Michigan                      166           12,143,620.13           7.59
Minnesota                      33            2,991,591.14           1.87
Mississippi                    14            1,005,997.54           0.63
Missouri                       39            2,366,922.81           1.48
Montana                         6              414,063.81           0.26
Nebraska                        1               83,630.25           0.05
Nevada                         12            1,543,413.10           0.96
New Hampshire                   2              186,325.21           0.12
New Jersey                     14            1,840,136.39           1.15
New Mexico                     24            2,070,464.43           1.29
New York                       24            3,378,168.03           2.11
North Carolina                 14            1,133,400.35           0.71
North Dakota                    1               51,962.75           0.03
Ohio                           79            6,202,448.53           3.88
Oklahoma                       14            1,120,172.52           0.70
Oregon                         31            3,037,162.32           1.90
Pennsylvania                   38            2,579,079.79           1.61
Rhode Island                    6              578,067.03           0.36
South Carolina                  9              493,291.64           0.31
South Dakota                    2              118,887.69           0.07
Tennessee                       9              825,222.92           0.52
Texas                          60            5,365,302.69           3.35
Utah                           97           12,529,016.79           7.83
Virginia                       15            1,606,446.06           1.00
Washington                     65            8,161,250.50           5.10
West Virginia                   5              362,443.82           0.23
Wisconsin                      36            2,670,817.97           1.67
Wyoming                         3              215,300.00           0.13
-------------------------------------------------------------------------------
TOTAL                       1,499         $160,000,278.20         100.00%

33
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                     Revised Class B Computational Materials 99-3

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                         Class B Computational Materials

GROUP II HOME EQUITY LOANS

          DISTRIBUTION OF CURRENT LOAN BALANCES - ADJUSTABLE RATE LOANS

RANGE OF                         NUMBER OF          AGGREGATE     % OF AGGREGATE
REMAINING PRINCIPAL          HOME EQUITY LOANS    LOAN BALANCE     LOAN BALANCE
--------------------------------------------------------------------------------
      $0.01  -   $25,000.00           24        $    543,361.15         0.34%
  25,000.01  -    50,000.00          217           8,742,481.48         5.46
  50,000.01  -    75,000.00          335          20,842,036.14        13.03
  75,000.01  -   100,000.00          305          26,790,584.41        16.74
 100,000.01  -   125,000.00          200          22,442,776.40        14.03
 125,000.01  -   150,000.00          136          18,569,891.16        11.61
 150,000.01  -   175,000.00           75          12,117,367.12         7.57
 175,000.01  -   200,000.00           54          10,099,970.77         6.31
 200,000.01  -   225,000.00           40           8,456,939.40         5.29
 225,000.01  -   250,000.00           44          10,482,423.33         6.55
 250,000.01  -   275,000.00           19           4,963,735.37         3.10
 275,000.01  -   300,000.00           20           5,749,598.99         3.59
 300,000.01  -   325,000.00           12           3,754,372.85         2.35
 325,000.01  -   350,000.00            9           3,029,332.00         1.89
 350,000.01  -   400,000.00            7           2,565,563.38         1.60
$400,000.01  -  $450,000.00            2             849,844.25         0.53
--------------------------------------------------------------------------------
TOTAL                              1,499        $160,000,278.20       100.00%

              ORIGINAL LOAN-TO-VALUE RATIOS - ADJUSTABLE RATE LOANS

RANGE OF                         NUMBER OF          AGGREGATE     % OF AGGREGATE
ORIGINAL LTV                 HOME EQUITY LOANS    LOAN BALANCE     LOAN BALANCE
--------------------------------------------------------------------------------
15.01% -  20.00%                       1        $     36,000.00         0.02%
20.01  -  25.00                        1              52,473.85         0.03
25.01  -  30.00                        1              30,402.24         0.02
30.01  -  35.00                        3             195,398.97         0.12
35.01  -  40.00                       10             596,790.35         0.37
40.01  -  45.00                        9             452,359.58         0.28
45.01  -  50.00                       19           1,137,420.39         0.71
50.01  -  55.00                       17           1,292,828.53         0.81
55.01  -  60.00                       36           3,222,049.18         2.01
60.01  -  65.00                       68           5,461,645.35         3.41
65.01  -  70.00                      122          11,314,624.82         7.07
70.01  -  75.00                      228          21,623,873.55        13.51
75.01  -  80.00                      466          52,366,850.14        32.73
80.01  -  85.00                      265          31,243,845.39        19.53
85.01  -  90.00                      247          30,178,258.90        18.86
90.01% -  95.00%                       6             795,456.96         0.50
--------------------------------------------------------------------------------
TOTAL                              1,499         $160,000,278.20      100.00%

34
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                     Revised Class B Computational Materials 99-3

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                         Class B Computational Materials

GROUP II HOME EQUITY LOANS

          DISTRIBUTION OF CURRENT COUPON RATES - ADJUSTABLE RATE LOANS

RANGE OF CURRENT           NUMBER OF           AGGREGATE      % OF AGGREGATE
COUPON RATES           HOME EQUITY LOANS     LOAN BALANCE      LOAN BALANCE
-----------------------------------------------------------------------------
 0.01% -   7.00%                1           $    288,737.43         0.18%
 7.51  -   8.00                13              1,533,535.28         0.96
 8.01  -   8.50                39              5,075,819.86         3.17
 8.51  -   9.00               137             19,958,610.49        12.47
 9.01  -   9.50               200             24,364,971.12        15.23
 9.51  -  10.00               356             40,293,878.96        25.18
10.01  -  10.50               229             24,967,122.54        15.60
10.51  -  11.00               231             22,060,686.16        13.79
11.01  -  11.50               110              9,076,426.15         5.67
11.51  -  12.00                95              6,754,486.29         4.22
12.01  -  12.50                36              2,605,952.87         1.63
12.51  -  13.00                25              1,495,133.65         0.93
13.01  -  13.50                10                575,978.96         0.36
13.51  -  14.00                 7                419,548.48         0.26
14.01  -  14.50                 2                 50,389.56         0.03
14.51  -  15.00                 6                355,237.10         0.22
15.01  -  15.50                 1                 22,393.52         0.01
16.01% -  16.50%                1                101,369.78         0.06
-----------------------------------------------------------------------------
TOTAL                       1,499           $160,000,278.20       100.00%

35
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                     Revised Class B Computational Materials 99-3

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                         Class B Computational Materials

GROUP II HOME EQUITY LOANS

       DISTRIBUTION OF REMAINING TERMS TO MATURITY - ADJUSTABLE RATE LOANS

RANGE OF                   NUMBER OF           AGGREGATE      % OF AGGREGATE
REMAINING TERMS        HOME EQUITY LOANS     LOAN BALANCE      LOAN BALANCE
-------------------------------------------------------------------------------
353 and below                  171         $ 20,982,192.69         13.11%
354                             65            7,131,751.54          4.46
355                             90           10,961,412.00          6.85
356                            144           16,498,849.20         10.31
357                            134           13,527,958.55          8.45
358                            303           30,697,010.89         19.19
359                            279           27,836,607.76         17.40
360                            313           32,364,495.57         20.23
-------------------------------------------------------------------------------
TOTAL                        1,499         $160,000,278.20        100.00%

           DISTRIBUTION OF MONTHS OF SEASONING - ADJUSTABLE RATE LOANS

                           NUMBER OF           AGGREGATE      % OF AGGREGATE
RANGE OF SEASONING     HOME EQUITY LOANS     LOAN BALANCE      LOAN BALANCE
-------------------------------------------------------------------------------
 0 -  1                        592         $ 60,201,103.33         37.63%
 2 - 12                        894           97,809,280.97         61.13
13 - 24                         13            1,989,893.90          1.24
-------------------------------------------------------------------------------
TOTAL                        1,499         $160,000,278.20        100.00%

                 DISTRIBUTION OF MARGINS - ADJUSTABLE RATE LOANS

                           NUMBER OF           AGGREGATE      % OF AGGREGATE
RANGE OF MARGIN        HOME EQUITY LOANS     LOAN BALANCE      LOAN BALANCE
-------------------------------------------------------------------------------
 0.01% -   4.00%                 2         $    254,678.32          0.16%
 4.01  -   5.00                 54            7,386,667.89          4.62
 5.01  -   6.00                357           44,281,131.69         27.68
 6.01  -   7.00                601           65,145,707.64         40.72
 7.01  -   8.00                372           33,787,993.61         21.12
 8.01  -   9.00                 84            6,813,863.18          4.26
 9.01  -  10.00                 17            1,612,440.15          1.01
10.01  -  11.00                 10              617,759.91          0.39
11.01  -  12.00                  1               22,393.52          0.01
12.01% -  13.00%                 1               77,642.29          0.05
-------------------------------------------------------------------------------
TOTAL                        1,499         $160,000,278.20        100.00%

36
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                     Revised Class B Computational Materials 99-3

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                         Class B Computational Materials

GROUP II HOME EQUITY LOANS

          DISTRIBUTION OF MAXIMUM COUPON RATES - ADJUSTABLE RATE LOANS

RANGE OF MAXIMUM            NUMBER OF           AGGREGATE      % OF AGGREGATE
COUPON RATES            HOME EQUITY LOANS     LOAN BALANCE      LOAN BALANCE
-------------------------------------------------------------------------------
12.01%  -  13.00%                 1          $    288,737.43          0.18%
13.01   -  14.00                  5               439,131.18          0.27
14.01   -  15.00                 99            13,427,232.19          8.39
15.01   -  16.00                397            46,314,554.50         28.95
16.01   -  17.00                503            56,777,431.42         35.49
17.01   -  18.00                316            29,782,070.70         18.61
18.01   -  19.00                125             9,760,159.89          6.10
19.01   -  20.00                 31             2,028,630.80          1.27
20.01   -  21.00                 14               807,967.95          0.50
21.01   -  22.00                  6               225,586.90          0.14
22.01   -  23.00                  1                47,405.46          0.03
23.01%  -  24.00%                 1               101,369.78          0.06
-------------------------------------------------------------------------------
TOTAL                         1,499          $160,000,278.20        100.00%

37
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                     Revised Class B Computational Materials 99-3

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                         Class B Computational Materials

GROUP II HOME EQUITY LOANS

            MONTH OF NEXT COUPON RATE CHANGE - ADJUSTABLE RATE LOANS

RANGE OF NEXT            NUMBER OF           AGGREGATE      % OF AGGREGATE
COUPON ADJUSTMENT    HOME EQUITY LOANS     LOAN BALANCE      LOAN BALANCE
------------------------------------------------------------------------------
Jul-99                        2          $    251,216.42         0.16%
Aug-99                        3               214,640.36         0.13
Sep-99                        2               192,837.13         0.12
Oct-99                        4               569,653.22         0.36
Nov-99                        2               143,025.00         0.09
Dec-99                        2               567,940.84         0.35
Jan-00                        1                68,061.27         0.04
Mar-00                        3               606,565.69         0.38
Apr-00                        7             1,142,887.30         0.71
May-00                        1               134,245.58         0.08
Jun-00                        7               829,347.64         0.52
Jul-00                        8               638,652.14         0.40
Aug-00                       19             2,194,743.59         1.37
Sep-00                       32             3,998,177.75         2.50
Oct-00                       50             6,749,127.50         4.22
Nov-00                       54             5,701,050.29         3.56
Dec-00                       63             7,703,517.34         4.81
Jan-01                      112            13,742,655.73         8.59
Feb-01                      103            10,598,511.64         6.62
Mar-01                      242            24,948,039.31        15.59
Apr-01                      205            20,610,377.60        12.88
May-01                      192            20,099,123.07        12.56
Jun-01                       41             4,615,194.61         2.88
Jul-01                        4               360,744.62         0.23
Aug-01                        2               302,785.03         0.19
Sep-01                       10               811,014.43         0.51
Oct-01                       17             2,055,144.53         1.28
Nov-01                       11             1,430,701.25         0.89
Dec-01                       25             2,689,953.82         1.68
Jan-02                       30             2,504,977.05         1.57
Feb-02                       31             2,920,894.05         1.83
Mar-02                       60             5,629,828.38         3.52
Apr-02                       74             7,237,261.52         4.52
May-02                       66             6,124,577.50         3.83
Jun-02                       14             1,612,805.00         1.01
------------------------------------------------------------------------------
TOTAL                     1,499          $160,000,278.20       100.00%

38
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                     Revised Class B Computational Materials 99-3

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                         Class B Computational Materials

GROUP II HOME EQUITY LOANS

              TYPES OF MORTGAGED PROPERTIES - ADJUSTABLE RATE LOANS

                                 NUMBER OF          AGGREGATE     % OF AGGREGATE
PROPERTY TYPE                HOME EQUITY LOANS    LOAN BALANCE     LOAN BALANCE
--------------------------------------------------------------------------------
Condominium                          31          $  2,923,367.06        1.83%
Manufactured Housing                 73             6,020,810.45        3.76
Planned Unit Development             49             7,800,906.93        4.88
Single Family Attached               16             1,675,597.43        1.05
Single Family Detached            1,250           132,941,343.05       83.09
Two-to-Four Family                   80            8,638,253.28         5.40
--------------------------------------------------------------------------------
TOTAL                             1,499          $160,000,278.20      100.00%

                    OCCUPANCY STATUS - ADJUSTABLE RATE LOANS

                                 NUMBER OF          AGGREGATE     % OF AGGREGATE
OCCUPANCY STATUS             HOME EQUITY LOANS    LOAN BALANCE     LOAN BALANCE
--------------------------------------------------------------------------------
Investor Owned                      122          $  9,991,027.42        6.24%
Primary Residence                 1,377           150,009,250.78       93.76
--------------------------------------------------------------------------------
TOTAL                             1,499          $160,000,278.20      100.00%

       DISTRIBUTION OF ORIGINAL MONTHS TO MATURITY - ADJUSTABLE RATE LOANS

ORIGINAL MONTHS                  NUMBER OF          AGGREGATE     % OF AGGREGATE
TO MATURITY                  HOME EQUITY LOANS    LOAN BALANCE     LOAN BALANCE
--------------------------------------------------------------------------------
360                               1,499          $160,000,278.20      100.00%
--------------------------------------------------------------------------------
TOTAL                             1,499          $160,000,278.20      100.00%

39
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                     Revised Class B Computational Materials 99-3

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                         Class B Computational Materials

GROUP II HOME EQUITY LOANS

                      LIEN POSITION - ADJUSTABLE RATE LOANS

                                 NUMBER OF          AGGREGATE     % OF AGGREGATE
POSITION LIEN                HOME EQUITY LOANS    LOAN BALANCE     LOAN BALANCE
--------------------------------------------------------------------------------
1st                               1,499          $160,000,278.20      100.00%
--------------------------------------------------------------------------------
TOTAL                             1,499          $160,000,278.20      100.00%

          DISTRIBUTION OF MINIMUM COUPON RATES - ADJUSTABLE RATE LOANS

RANGE OF                         NUMBER OF          AGGREGATE     % OF AGGREGATE
MINIMUM COUPONS              HOME EQUITY LOANS    LOAN BALANCE     LOAN BALANCE
--------------------------------------------------------------------------------
 6.01% -   7.00%                       2         $    342,594.09        0.21%
 7.01  -   8.00                       13            1,533,535.28        0.96
 8.01  -   9.00                      176           25,034,430.35       15.65
 9.01  -  10.00                      556           64,658,850.08       40.41
10.01  -  11.00                      459           46,973,952.04       29.36
11.01  -  12.00                      205           15,830,912.44        9.89
12.01  -  13.00                       61            4,101,086.52        2.56
13.01  -  14.00                       17              995,527.44        0.62
14.01  -  15.00                        8              405,626.66        0.25
15.01  -  16.00                        1               22,393.52        0.01
16.01% -  17.00%                       1              101,369.78        0.06
--------------------------------------------------------------------------------
TOTAL                              1,499         $160,000,278.20      100.00%

                     DAYS DELINQUENT - ADJUSTABLE RATE LOANS

                                 NUMBER OF          AGGREGATE     % OF AGGREGATE
DAYS DELINQUENT              HOME EQUITY LOANS    LOAN BALANCE     LOAN BALANCE
--------------------------------------------------------------------------------
Current                            1,213         $129,796,033.92       81.12%
 1  -  30                            262           27,800,457.88       17.38
31  -  60                             23            2,280,597.03        1.43
61  -  90                              1              123,189.37        0.08
--------------------------------------------------------------------------------
TOTAL                              1,499         $160,000,278.20      100.00%

40
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                     Revised Class B Computational Materials 99-3

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                         Class B Computational Materials

GROUP II HOME EQUITY LOANS

                      CREDIT SCORE - ADJUSTABLE RATE LOANS

                                 NUMBER OF          AGGREGATE     % OF AGGREGATE
CREDIT GRADE                 HOME EQUITY LOANS    LOAN BALANCE     LOAN BALANCE
--------------------------------------------------------------------------------
A                                    882         $102,626,837.05       64.14%
B                                    368           38,005,045.83       23.75
C                                    222           17,666,320.85       11.04
D                                     27            1,702,074.47        1.06
--------------------------------------------------------------------------------
TOTAL                              1,499         $160,000,278.20      100.00%

                      PRODUCT TYPE - ADJUSTABLE RATE LOANS

                                 NUMBER OF          AGGREGATE     % OF AGGREGATE
PRODUCT TYPE                 HOME EQUITY LOANS    LOAN BALANCE     LOAN BALANCE
--------------------------------------------------------------------------------
1 Yr T-Bill                            6         $    688,086.37        0.43%
2/28 T-Bill                            1              112,414.90        0.07
2/28 LIBOR                         1,135          123,865,253.90       77.42
3/27 LIBOR                           348           34,083,296.43       21.30
6 M LIBOR                              9            1,251,226.60        0.78
--------------------------------------------------------------------------------
TOTAL                              1,499         $160,000,278.20      100.00%

                  DEBT TO INCOME RATIO - ADJUSTABLE RATE LOANS

RANGE OF DEBT                    NUMBER OF          AGGREGATE     % OF AGGREGATE
TO INCOME                    HOME EQUITY LOANS    LOAN BALANCE     LOAN BALANCE
--------------------------------------------------------------------------------
 0.01% -   5.00%                       2         $    189,420.33        0.12%
 5.01  -  10.00                        5              306,967.48        0.19
10.01  -  15.00                       17            1,183,923.55        0.74
15.01  -  20.00                       51            3,433,181.00        2.15
20.01  -  25.00                      107            9,653,203.69        6.03
25.01  -  30.00                      146           13,478,395.17        8.42
30.01  -  35.00                      205           19,803,567.23       12.38
35.01  -  40.00                      281           29,194,075.12       18.25
40.01  -  45.00                      296           32,955,286.62       20.60
45.01  -  50.00                      310           38,141,298.59       23.84
50.01  -  55.00                       75           10,769,844.97        6.73
55.01% -  60.00%                       4              891,114.45        0.56
--------------------------------------------------------------------------------
TOTAL                              1,499         $160,000,278.20      100.00%

41
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                     Revised Class B Computational Materials 99-3

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                         Class B Computational Materials

GROUP II HOME EQUITY LOANS

                      LOAN PURPOSE - ADJUSTABLE RATE LOANS

LOAN                             NUMBER OF          AGGREGATE     % OF AGGREGATE
PURPOSE                      HOME EQUITY LOANS    LOAN BALANCE     LOAN BALANCE
--------------------------------------------------------------------------------
Cash-out Refinance                   403         $ 40,314,999.58       25.20%
Debt Consolidation                   483           50,667,054.68       31.67
Home Improvement                      52            6,136,346.74        3.84
Purchase                             379           42,007,393.48       26.25
Rate & Term Refinance                 39            4,723,343.71        2.95
Other                                143           16,151,140.01       10.09
--------------------------------------------------------------------------------
TOTAL                              1,499         $160,000,278.20      100.00%

                  INITIAL PERIODIC CAP - ADJUSTABLE RATE LOANS

INITIAL                          NUMBER OF          AGGREGATE     % OF AGGREGATE
RATE CAP                     HOME EQUITY LOANS    LOAN BALANCE     LOAN BALANCE
--------------------------------------------------------------------------------
1.00%                                 49         $  6,092,158.26        3.81%
1.50                                 106           12,399,788.01        7.75
2.00                                  53            4,846,474.78        3.03
3.00                               1,281          135,596,811.63       84.75
5.00                                   1               53,856.66        0.03
6.00%                                  9            1,011,188.86        0.63
--------------------------------------------------------------------------------
TOTAL                              1,499         $160,000,278.20      100.00%

42
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                     Revised Class B Computational Materials 99-3

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                         Class B Computational Materials

GROUP II HOME EQUITY LOANS

                 SUBSEQUENT PERIODIC CAP - ADJUSTABLE RATE LOANS

                                 NUMBER OF          AGGREGATE     % OF AGGREGATE
PERIODIC CAP                 HOME EQUITY LOANS    LOAN BALANCE     LOAN BALANCE
--------------------------------------------------------------------------------
1.00%                              1,350         $141,156,689.05       88.22%
1.50                                 116           15,394,122.27        9.62
2.00                                   6              564,752.49        0.35
3.00%                                 27            2,884,714.39        1.80
--------------------------------------------------------------------------------
TOTAL                              1,499         $160,000,278.20      100.00%

                   DOCUMENTATION LEVEL - ADJUSTABLE RATE LOANS

                                 NUMBER OF          AGGREGATE     % OF AGGREGATE
DOCUMENTATION                HOME EQUITY LOANS    LOAN BALANCE     LOAN BALANCE
--------------------------------------------------------------------------------
Full Documentation                 1,255         $131,372,124.90       82.11%
Limited Documentation                123           14,922,676.20        9.33
No Documentation                     121           13,705,477.10        8.57
--------------------------------------------------------------------------------
TOTAL                              1,499         $160,000,278.20      100.00%

                   PREPAYMENT PENALTY - ADJUSTABLE RATE LOANS

PREPAY                           NUMBER OF          AGGREGATE     % OF AGGREGATE
PENALTY                      HOME EQUITY LOANS    LOAN BALANCE     LOAN BALANCE
--------------------------------------------------------------------------------
Yes                                1,261         $134,769,684.35       84.23%
No                                   238           25,230,593.85       15.77
--------------------------------------------------------------------------------
TOTAL                              1,499         $160,000,278.20      100.00%

43
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                     Revised Class B Computational Materials 99-3